UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2014

WESTERN ASSET

GLOBAL HIGH INCOME

FUND INC. (EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global High Income Fund Inc. for the six-month reporting period ended November 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

December 26, 2014

II	Western Asset Global High Income Fund Inc.

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a strong pace during the six months ended November 30, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the fourth quarter of 2013, U.S. gross domestic product (“GDP”)i growth was 3.5%. Severe winter weather then played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014; this was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce reported that third quarter GDP growth was 5.0%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending and the strongest reading for GDP growth since the third quarter of 2003.

The U.S. manufacturing sector continued to support the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.3 in June 2014, the PMI generally rose over the next three months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October and was 58.7 in November.

The improving U.S. job market was one of the factors supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.1%. After ticking up to 6.2% in July 2014, unemployment then generally declined throughout the remainder of the reporting period and reached a low of 5.8% in October and November 2014, the lowest level since July 2008.

Growth outside the U.S. was mixed. In its October 2014 World Economic Outlook, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery.” From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

Western Asset Global High Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, prior to the beginning of the reporting period, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. Finally, on December 17, 2014, after the reporting period ended, the Fed said that “Based on its current assessment, the Committee judges that it can be patient... to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time...”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In November 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to a new record low of 0.25%. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases by between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.6% on November 21, 2014 in an effort to stimulate growth.

IV	Western Asset Global High Income Fund Inc.

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.37%. It fell as low as 0.34% on October 15, 2014, and was as high as 0.59% in mid-September 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 2.48%. It peaked at 2.66% on June 17, 2014 and fell as low as 2.15% on October 15, 2014 and ended the period at 2.18%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period. Spread sectors generated positive results in June 2014 as intermediate- and long-term interest rates declined and investor demand was solid. Performance fluctuated with investor sentiment over the last five months of the reporting period given uncertainties regarding future Fed monetary policy, concerns over global growth and a host of escalating geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 1.91% during the six months ended November 30, 2014.

Q. How did the high-yield bond market perform over the six months ended November 30, 2014?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, returned -0.59% for the six months ended November 30, 2014. While the underlying fundamentals in the high-yield market remained solid and defaults were well below their long-term average, the asset class was dragged down at times given periods of investor risk aversion.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii gained 0.18% during the six months ended November 30, 2014. The asset class posted positive returns during each of the first three months covered by the reporting period. Demand was strong overall as investors looked to generate incremental yield in the low interest rate environment. However, the asset class experienced a sharp selloff in September, triggered by a number of factors, including rising U.S. interest rates, expectations for future Fed rate hikes, concerns over global growth and weak investor demand.

Performance review

For the six months ended November 30, 2014, Western Asset Global High Income Fund Inc. returned -1.77% based on its net asset value (“NAV”)ix and -5.13% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 1.91%, -0.59% and 0.18%, respectively, over the same time frame. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagex returned -1.11% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.58

Western Asset Global High Income Fund Inc.	V

Investment commentary (cont’d)

per share. As of November 30, 2014, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2014 (unaudited)
Price Per Share	6-Month Total Return**
$12.78 (NAV)	-1.77	%†
$11.69 (Market Price)	-5.13	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

December 26, 2014

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

VI	Western Asset Global High Income Fund Inc.

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, regulatory and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds or “junk bonds” involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Global High Income Fund Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 32 funds in the Fund’s Lipper category.

VIII	Western Asset Global High Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2014 and May 31, 2014 and does not include derivatives such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic Exposure — November 30, 2014

Total Spread Duration
EHI	— 4.33 years
Benchmark	— 5.50 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

2	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest Rate Exposure — November 30, 2014

Total Effective Duration
EHI	— 3.68 years
Benchmark	— 5.55 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

November 30, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 102.6%
Consumer Discretionary — 16.2%
Auto Components — 0.4%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	200,000	EUR	$282,263	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	1,403,545	(a)
Total Auto Components					1,685,808
Automobiles — 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000		772,800	(b)
Diversified Consumer Services — 0.5%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	161,081	(c)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	260,000	GBP	430,487
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		208,588	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		544,800	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	500,000		522,500	(a)(b)
Total Diversified Consumer Services					1,867,456
Hotels, Restaurants & Leisure — 4.2%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	510,000		462,825	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	212,046		212,237	(a)(d)(e)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	870,826		775,819	(a)(d)(e)(f)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	410,000		430,500	(b)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	230,000		213,900	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000		619,850	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	3,070,000		2,456,000
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	480,000		441,000	(a)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	270,000		272,700	(a)(f)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		829,675	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	940,000		1,015,200	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,020,000		994,500	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	482,000		480,795	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		721,000	(a)(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,772,819
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	530,000		541,925	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000		436,800	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,934,000		2,066,962	(a)

See Notes to Financial Statements.

4	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	670,000		$659,950	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	141,000		151,222	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000		1,164,909
Total Hotels, Restaurants & Leisure					16,720,588
Household Durables — 0.9%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,020,000		1,085,025	(a)(b)(f)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000		908,850	(b)
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	630,000		652,050	(a)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,050,000		1,055,250	(a)(b)
Total Household Durables					3,701,175
Media — 7.3%
Altice SA, Senior Secured Notes	7.750%	5/15/22	440,000		455,950	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		309,213
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,990,000		4,239,375	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		279,175
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	133,049	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	203,803	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		260,575
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		72,800
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,706,250	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	920,000		1,053,400	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000		206,863
DISH DBS Corp., Senior Notes	5.875%	11/15/24	840,000		848,400	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	710,000		688,700	(a)(b)
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	20,000		24,422
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	580,000		464,725
MDC Partners Inc., Senior Notes	6.750%	4/1/20	500,000		518,125	(a)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	330,000		364,716	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	1,947,952	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	974,427		1,105,975	(a)(f)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	2,140,000		2,176,423	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,195,000		1,278,650	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	200,000	EUR	292,708	(a)(f)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	922,000		1,157,468	(g)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	352,000		$435,713	(g)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	231,000	EUR	317,397	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	150,000	EUR	194,211	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,634,419	(a)(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	710,000		766,800	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		884,100	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	300,000		325,125	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	81,000		89,505	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	750,000	EUR	983,889	(c)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000		1,615,700	(a)(b)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	930,000		977,662	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	840,000		819,000	(a)
Total Media					28,832,238
Multiline Retail — 0.2%
Neiman Marcus Group LLC, Senior Notes	8.000%	10/15/21	500,000		535,000	(a)
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000		183,600	(b)
Total Multiline Retail					718,600
Specialty Retail — 2.2%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	260,000	GBP	449,431	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		740,250	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	1,911,882	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,110,000	EUR	1,162,843	(c)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000		1,996,843	(g)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	1,830,000		1,230,675	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	430,000		463,325	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	925,000		931,938	(a)(f)
Total Specialty Retail					8,887,187
Textiles, Apparel & Luxury Goods — 0.3%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	570,000		540,075	(a)(f)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	650,000		474,500	(a)(b)
Total Textiles, Apparel & Luxury Goods					1,014,575
Total Consumer Discretionary					64,200,427
Consumer Staples — 2.8%
Beverages — 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	600,000		610,500	(a)
Crestview DS Merger Subordinated II Inc., Secured Notes	10.000%	9/1/21	630,000		746,550	(b)
Total Beverages					1,357,050

See Notes to Financial Statements.

6	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	850,000	$814,937	(a)
Food Products — 2.0%
Alicorp SAA, Senior Notes	3.875%	3/20/23	320,000	310,000	(a)
BRF SA, Senior Notes	4.750%	5/22/24	951,000	939,113	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	930,000	1,012,537	(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	820,000	823,075	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	780,000	774,150	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	440,000	459,800	(c)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	610,000	603,290	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	420,000	451,500	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	980,000	999,600	(a)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	1,990,000	1,144,250	(a)(b)(e)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	296,000	309,320	(a)
Total Food Products				7,826,635
Household Products — 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000	374,063	(b)
Media — 0.0%
SiTV LLC/SiTV Finance Inc., Senior Secured Notes	10.375%	7/1/19	170,000	160,650	(a)
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	790,000	752,475
Total Consumer Staples				11,285,810
Energy — 18.2%
Energy Equipment & Services — 2.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,360,000	1,264,800	(b)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	1,600,000	816,000	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	730,000	616,850	(a)(b)
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	500,000	506,250	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	880,000	695,200
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	570,000	490,200	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000	861,900	(b)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	730,000	737,300	(a)(b)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	460,000	377,200	(a)
Transocean Inc., Senior Notes	6.375%	12/15/21	2,000,000	1,995,044
Total Energy Equipment & Services				8,360,744

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 16.1%
Afren PLC, Senior Secured Notes	6.625%	12/9/20	1,970,000	$1,615,400	(a)
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	61,116	(g)
Apache Corp., Senior Notes	6.000%	1/15/37	280,000	318,677	(g)
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,010,000	373,700
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	470,000	475,875	(a)
California Resources Corp., Senior Notes	6.000%	11/15/24	1,230,000	1,103,156	(a)(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	430,000	469,775
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	200,000	193,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	520,000	530,400	(b)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	632,400	(b)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	840,000	945,000	(b)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	730,000	793,875	(b)
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000	168,708	(g)
Comstock Resources Inc., Senior Notes	7.750%	4/1/19	880,000	818,400
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	600,000	595,500	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000	834,437	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	633,019	560,222	(a)(f)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	318,597	(g)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	808,925	889,817	(c)
Dynagas LNG Partners LP/Dynagas Finance Inc., Senior Notes	6.250%	10/30/19	150,000	144,750
Ecopetrol SA, Senior Notes	7.625%	7/23/19	900,000	1,073,250	(b)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	227,000	247,998
Ecopetrol SA, Senior Notes	5.875%	5/28/45	260,000	258,700
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	900,000	758,250	(a)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,598,940	(b)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	93,104
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	622,016	(g)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	510,000	436,050
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	420,000	424,200	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,030,000	1,979,250	(a)(b)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	644,000	662,595	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,420,000	1,093,400
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,530,000	1,185,750
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,139,218	(g)

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	770,000	$831,600
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	410,000	356,700
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	290,000	255,200	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	1,559,826	(a)(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	483,600	(c)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,420,000	1,356,100
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	143,000	150,508
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	634,500	(h)
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	550,000	583,000	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	490,000	498,575	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	600,000	609,000	(b)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	780,000	690,300
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	480,000	478,320	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	870,000	865,650	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	780,000	820,950	(c)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	900,000	834,750	(a)(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	382,000	409,344	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	283,000	303,257	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	3,979,725	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,270,000	1,273,226	(b)
Petroleos de Venezuela SA, Bonds	6.000%	5/16/24	480,000	216,480	(c)
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,650,000	1,983,630	(b)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,080,337	(b)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,220,000	1,262,700	(b)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	644,000	745,205
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,081,845	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,485,000	1,682,523	(a)(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000	1,107,600	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	560,000	555,800	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,980,000	2,012,670	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	940,000	451,200
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000	1,032,053	(a)(b)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	300,000	301,500	(c)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	650,000	667,062	(a)(b)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,430,000	1,392,462	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	750,000	436,875

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	2,760,000		$2,490,900	(a)(b)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	250,000		195,000
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000		459,000	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	450,000		402,750	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,260,000		1,340,740	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	370,000		401,450
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	300,000		280,500	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	560,000		543,760	(a)
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	300,000		246,000	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	440,000		462,660
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000		599,990	(b)
Total Oil, Gas & Consumable Fuels					63,822,349
Total Energy					72,183,093
Financials — 15.6%
Banks — 10.4%
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	200,000	EUR	247,136	(c)
Bank of America Corp., Junior Subordinated	6.500%	10/23/24	620,000		639,375	(i)(j)
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		548,653	(g)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,802,909	(g)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,050,000		2,769,052	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,000,000		5,528,125
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	220,000		229,213	(i)(j)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	160,000		163,680	(a)(i)
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,523,156	(g)
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	1,000,000		1,041,379	(a)(i)(j)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	870,000		1,017,900	(a)(b)(i)(j)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,870,000		1,915,347	(i)(j)
Industrial & Commercial Bank of China Ltd., Senior Notes	3.231%	11/13/19	410,000		416,371
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,600,000		2,643,194	(a)(b)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	2,260,000		2,256,223	(a)(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	4,280,000		4,333,500	(i)(j)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	2,000,000		2,030,000	(i)(j)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,880,000		1,921,334	(b)(j)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		540,500	(b)(i)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,920,000		3,183,115	(b)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	340,000		399,496

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,280,000	AUD	$1,278,134	(c)(i)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		630,835	(a)(b)
Societe Generale, Junior Subordinated Bond	7.875%	12/18/23	3,040,000		3,062,040	(a)(b)(i)(j)
Total Banks					41,120,667
Capital Markets — 1.5%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		373,906	(g)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,715,429	(g)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		3,101,793	(b)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		452,690	(g)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		540,972	(g)
Total Capital Markets					6,184,790
Consumer Finance — 1.1%
American Express Co., Junior Subordinated Notes	5.200%	11/15/19	540,000		548,650	(i)(j)
American Express Co., Notes	7.000%	3/19/18	260,000		303,625	(g)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,157,848	(c)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,152,435	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	590,000		668,175	(b)
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	340,000		350,200	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	300,000		289,500	(a)
Total Consumer Finance					4,470,433
Diversified Financial Services — 1.7%
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		736,816	(g)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		522,287	(b)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,829,790	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		3,073,950	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		535,000	(a)(b)(i)
Total Diversified Financial Services					6,697,843
Insurance — 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000		492,200	(a)(b)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		576,975	(a)
Total Insurance					1,069,175
Real Estate Management & Development — 0.6%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	380,000		408,025	(c)
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	850,000		873,375	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,110,000		1,176,600	(a)
Total Real Estate Management & Development					2,458,000
Total Financials					62,000,908

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 4.4%
Health Care Equipment & Supplies — 0.8%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	550,000		$558,594	(a)(f)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,280,000		1,254,400
Ontex IV SA, Senior Notes	9.000%	4/15/19	640,000	EUR	858,279	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	536,424	(c)
Total Health Care Equipment & Supplies					3,207,697
Health Care Providers & Services — 2.7%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	670,000		767,150	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000		1,051,050	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	750,000	GBP	1,227,732	(c)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000		773,435
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,340,000		1,433,800	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		114,400	(a)(b)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,344,350	(g)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	950,000		999,875
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		312,837	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	146,000	EUR	190,621	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	760,000		851,200
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	770,000		700,700	(b)
Total Health Care Providers & Services					10,767,150
Pharmaceuticals — 0.9%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	1,928,902	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	750,000		775,313	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	820,000		838,450	(a)
Total Pharmaceuticals					3,542,665
Total Health Care					17,517,512
Industrials — 12.9%
Aerospace & Defense — 0.9%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,090,000		1,084,550	(a)(b)
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000		598,125	(b)
Erickson Inc., Secured Notes	8.250%	5/1/20	1,291,000		1,219,995	(b)
GenCorp Inc., Secured Notes	7.125%	3/15/21	420,000		444,675
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	370,000		368,150	(a)
Total Aerospace & Defense					3,715,495
Air Freight & Logistics — 0.2%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	550,000		587,125	(a)(b)
Airlines — 0.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000		321,904	(a)

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — continued
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	311,897		$331,390	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	326,417		379,460	(b)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	260,000		270,400	(a)(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,514,668	(c)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		150,952	(b)
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	270,000		286,875
Total Airlines					3,255,649
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	760,000		742,900	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	550,000		561,715	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000		370,800	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	613,000	EUR	842,651	(a)
Total Building Products					2,518,066
Commercial Services & Supplies — 1.9%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	420,000		422,100	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000		511,750	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,620,000		1,611,900
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000		469,775	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,786,000		1,919,950	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	309,000		332,175	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	700,000		707,000	(a)(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	948,000		1,052,280	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	270,000		291,600
West Corp., Senior Notes	5.375%	7/15/22	310,000		296,825	(a)
Total Commercial Services & Supplies					7,615,355
Construction & Engineering — 2.0%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	540,000	EUR	698,389	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	630,000		530,775	(a)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	640,000		658,400	(a)(b)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	1,477,000		1,432,746	(a)(b)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	830,000		825,850	(a)(f)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	970,000		986,975	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	800,000		806,000	(a)(b)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Construction & Engineering — continued
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	470,000		$218,550	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	480,000		232,800	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,660,000		1,473,250	(a)(b)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	195,220		191,315	(a)
Total Construction & Engineering					8,055,050
Electrical Equipment — 0.3%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		596,400	(a)(b)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	490,000		512,050	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	132,738	(a)
Total Electrical Equipment					1,241,188
Industrial Conglomerates — 0.4%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	200,000		212,500	(a)
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	200,000		223,000	(a)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		570,240
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	380,000		408,319	(a)(b)
Total Industrial Conglomerates					1,414,059
Machinery — 1.7%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	320,000		341,600	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,490,000		1,583,125	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	280,000		279,300	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	680,000		745,450	(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,620,000	EUR	2,204,749	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	380,000	EUR	517,400	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	340,000	EUR	462,936	(c)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	480,000		517,200	(a)(b)
Total Machinery					6,651,760
Marine — 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,053,509		1,035,738	(e)(f)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	502,000		508,903	(e)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	790,000		809,750	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	570,000		612,750
Total Marine					2,967,141
Road & Rail — 1.7%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	670,000		695,125	(a)(b)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	930,000		941,625	(a)

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Road & Rail — continued
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	490,000		$502,250	(a)(b)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,200,000	EUR	1,577,938	(c)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	210,000	EUR	276,139	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,460,000		1,553,075	(a)(b)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	440,000		434,500	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	872,000		922,140	(b)
Total Road & Rail					6,902,792
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	980,000		1,046,150	(b)
Transportation — 1.1%
CMA CGM, Senior Notes	8.500%	4/15/17	710,000		727,750	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000		941,850	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,090,000		1,119,975	(a)(f)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	910,000		889,525	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	710,000		725,975	(a)
Total Transportation					4,405,075
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	450,000		442,125	(a)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	220,000		238,084	(a)
Total Transportation Infrastructure					680,209
Total Industrials					51,055,114
Information Technology — 2.0%
Electronic Equipment, Instruments & Components — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	700,000		714,000	(b)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	469,685	(a)
Total Electronic Equipment, Instruments & Components					1,183,685
Internet Software & Services — 0.4%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	350,000		349,125	(a)(f)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000		666,700
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	486,000		520,628	(b)
Total Internet Software & Services					1,536,453
IT Services — 0.9%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	730,000		638,750	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	380,000		408,500	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	840,000		1,001,700

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
IT Services — continued
First Data Corp., Senior Secured Notes	6.750%	11/1/20	663,000		$707,752	(a)(b)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	654,000		760,275
Total IT Services					3,516,977
Software — 0.4%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	550,000		573,375	(a)(b)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	890,000	EUR	1,128,804	(a)
Total Software					1,702,179
Total Information Technology					7,939,294
Materials — 12.2%
Chemicals — 1.2%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	382,000		385,820	(a)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	410,000		426,400	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	390,000		384,150	(a)(f)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	1,013,864	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	504,934	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	395,759	(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000		573,431	(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	250,000		261,125	(a)
OCP SA, Senior Notes	5.625%	4/25/24	800,000		849,160	(a)
Total Chemicals					4,794,643
Construction Materials — 1.1%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	360,000		338,400	(a)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	140,000		131,600	(c)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	550,000		629,750	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	450,000		515,250	(c)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	1,510,000		1,460,925	(a)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	780,000		730,275	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	680,000		686,800	(a)(b)
Total Construction Materials					4,493,000
Containers & Packaging — 2.4%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	650,000		672,750	(a)(f)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,273,631	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,080,000		1,163,700	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	176,471		180,441	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	790,000		807,775	(a)

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
BWAY Holding Co., Senior Notes	9.125%	8/15/21	850,000		$879,750	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	840,000		875,700	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	150,000		159,750
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,890,000		1,975,050
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	540,000		552,825	(a)(b)
Total Containers & Packaging					9,541,372
Metals & Mining — 6.3%
ArcelorMittal, Senior Notes	6.750%	2/25/22	50,000		54,594
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	670,000		579,550	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,500,000		1,185,000	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		374,903	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		1,038,323	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	600,000		622,994	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		439,570	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		437,625	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		233,521	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		909,450	(c)
Evraz Group SA, Senior Notes	6.500%	4/22/20	810,000		666,225	(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,120,000		1,040,200	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000		1,348,125	(a)(b)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	440,000		429,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	810,000		129,600	(a)(e)(h)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	9,620		0	(a)(d)(e)(k)
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	420,000		459,900	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,250,000		1,293,750	(a)(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	227,000		241,755
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	540,000		552,150
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	670,000		615,563	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	470,000		494,088	(a)(f)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	550,000	EUR	721,512	(a)(f)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	900,000		954,000	(a)(f)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	500,000		468,470	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,410,000		2,235,877	(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	520,000		426,400	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000		396,825
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	340,000		358,632	(a)(b)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	130,000	$137,124	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	550,000	585,750
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	560,000	602,700
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	560,000	562,800	(a)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,383,000	2,976,972	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000	861,955	(a)(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000	174,800	(c)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	460,000	445,050	(a)
Total Metals & Mining				25,054,753
Paper & Forest Products — 1.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,800,000	1,323,000	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000	238,430	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000	252,900
Inversiones CMPC SA, Notes	4.750%	1/19/18	460,000	485,767	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	260,000	257,622	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000	313,133	(a)
Klabin Finance SA, Senior Notes	5.250%	7/16/24	660,000	646,899	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	550,000	528,000	(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	640,000	627,200
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	117,000	90,675
Total Paper & Forest Products				4,763,626
Total Materials				48,647,394
Telecommunication Services — 14.6%
Diversified Telecommunication Services — 10.6%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	2,233,000	2,241,374	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	630,000	689,894	(a)(b)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000	381,142	(b)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	3,840,000	4,051,200	(b)
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	900,000	949,500	(a)(b)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	270,000	274,270	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	2,670,000	2,639,962	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,920,000	2,066,400	(b)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000	264,862	(b)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000	402,656
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,945,000	2,124,913	(b)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000	435,500	(a)(b)

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	3,000,000		$3,071,250	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		3,354,699	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		680,340	(a)(b)
Turk Telekomunikasyon AS, Senior Bonds	3.750%	6/19/19	590,000		599,956	(a)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	420,000		427,946	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	416,000		472,680	(b)
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	722,000		824,885	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	358,000		366,950	(c)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,754,306	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	400,000	EUR	561,378	(c)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	7,940,000		8,932,675	(g)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,370,000		4,468,325	(b)
Total Diversified Telecommunication Services					42,037,063
Wireless Telecommunication Services — 4.0%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		565,725	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		957,375	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	993,454	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,190,000		1,121,575	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,580,000		2,725,125	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,780,000		2,064,800	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,440,000		1,515,600	(a)(b)
Sprint Corp., Senior Notes	7.125%	6/15/24	2,680,000		2,663,250	(a)(b)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	755,000		790,863
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,340,000		1,363,450	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,070,000		991,087	(a)
Total Wireless Telecommunication Services					15,752,304
Total Telecommunication Services					57,789,367
Utilities — 3.7%
Electric Utilities — 1.2%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,180,000		1,303,900	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		407,284	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	370,000		394,050	(a)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	326,791		346,399	(b)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,150,000		1,242,000	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000		436,600	(c)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	206,095		211,247
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	300,000		296,270	(a)
Total Electric Utilities					4,637,750

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Gas Utilities — 0.2%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	320,000		$318,560	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000		194,200	(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	480,000		512,400	(a)(b)
Total Gas Utilities					1,025,160
Independent Power and Renewable Electricity Producers — 2.3%
AES Gener SA, Notes	5.250%	8/15/21	450,000		483,103	(a)(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,243,000		2,495,337	(a)(b)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	240,000		244,710
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,430,000		1,549,763	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,210,000		1,261,425	(a)
Korea East-West Power Co., Ltd., Senior Notes	2.500%	6/2/20	710,000		709,276	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	85,129		90,662
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,055,761		2,238,210
Total Independent Power and Renewable Electricity Producers					9,072,486
Total Utilities					14,735,396
Total Corporate Bonds & Notes (Cost — $398,753,680)					407,354,315
Asset-Backed Securities — 0.4%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125		1	(a)(e)(h)
Greenpoint Manufactured Housing, 1999-2 A2	2.907%	3/18/29	425,000		386,140	(i)
Greenpoint Manufactured Housing, 1999-3 2A2	3.528%	6/19/29	200,000		174,000	(i)
Greenpoint Manufactured Housing, 1999-4 A2	3.657%	2/20/30	200,000		174,000	(i)
Greenpoint Manufactured Housing, 2001-2 IA2	3.652%	2/20/32	300,000		277,190	(i)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.653%	3/13/32	475,000		432,855	(i)
SAIL Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101		0	(a)(e)(h)(k)
SAIL Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974		1	(a)(e)(h)
Total Asset-Backed Securities (Cost — $1,542,928)					1,444,187
Convertible Bonds & Notes — 0.3%
Materials — 0.2%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	220,000		204,050
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	698,000		572,360	(a)(d)(e)
Total Materials					776,410
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	2,546,000	MXN	292,780	(a)
Total Convertible Bonds & Notes (Cost — $1,253,229)					1,069,190

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Senior Loans — 2.2%
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.1%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000		$721,981	(l)(m)
Household Durables — 0.0%
William Lyon Homes Inc., Bridge Term Loan	7.750%	8/12/22	46,885		46,182	(d)(l)(m)
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	340,000		209,383	(l)(m)
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	430,000		395,600	(l)(m)
Total Consumer Discretionary					1,373,146
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	310,000		307,675	(l)(m)
Health Care — 0.5%
Health Care Providers & Services — 0.5%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	570,000		585,319	(l)(m)
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	1/2/17	610,000		609,237	(e)(l)(m)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	700,000		701,750	(l)(m)
Total Health Care					1,896,306
Materials — 0.3%
Chemicals — 0.3%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	400,000	EUR	519,762	(l)(m)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	540,000		558,563	(l)(m)
Total Materials					1,078,325
Utilities — 1.0%
Independent Power and Renewable Electricity Producers — 1.0%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	4,122,177		4,127,845	(l)(m)
Total Senior Loans (Cost — $8,886,611)					8,783,297
Sovereign Bonds — 20.0%
Argentina — 0.7%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	2,655,000		2,586,379
Brazil — 1.3%
Federative Republic of Brazil, Notes	10.000%	1/1/17	13,485,000	BRL	5,055,591
Colombia — 1.4%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000		779,960
Republic of Colombia, Senior Bonds	4.000%	2/26/24	540,000		558,090
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,392,000		3,247,140

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Colombia — continued
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		$398,475
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		598,720
Total Colombia					5,582,385
Costa Rica — 0.1%
Republic of Costa Rica, Notes	7.000%	4/4/44	510,000		522,113	(a)
Croatia — 0.5%
Republic of Croatia, Notes	5.500%	4/4/23	850,000		897,498	(a)(b)
Republic of Croatia, Senior Notes	6.625%	7/14/20	370,000		413,934	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000		475,146	(c)
Total Croatia					1,786,578
Ecuador — 0.2%
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	721,000		744,433	(a)
El Salvador — 0.1%
Republic of El Salvador, Notes	6.375%	1/18/27	300,000		309,750	(a)
Gabon — 0.1%
Gabonese Republic, Bonds	6.375%	12/12/24	470,000		485,275	(a)
Ghana — 0.1%
Republic of Ghana, Bonds	8.125%	1/18/26	540,000		536,058	(a)
Hungary — 0.4%
Republic of Hungary, Senior Notes	5.750%	11/22/23	1,414,000		1,586,528
Indonesia — 1.9%
Republic of Indonesia, Notes	3.750%	4/25/22	1,590,000		1,609,080	(c)
Republic of Indonesia, Notes	5.250%	1/17/42	3,170,000		3,296,800	(c)
Republic of Indonesia, Notes	5.250%	1/17/42	420,000		436,800	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		187,275	(c)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		203,575	(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,642,000		1,898,562	(a)
Total Indonesia					7,632,092
Ivory Coast — 0.5%
Republic of Cote D’Ivoire, Bonds	5.375%	7/23/24	2,140,000		2,083,825	(a)
Kenya — 0.2%
Republic of Kenya, Senior Notes	5.875%	6/24/19	350,000		361,375	(a)
Republic of Kenya, Senior Notes	6.875%	6/24/24	480,000		514,920	(a)
Total Kenya					876,295
Lithuania — 0.4%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,300,000		1,530,750	(a)
Mexico — 1.4%
United Mexican States, Bonds	8.000%	6/11/20	30,168,400	MXN	2,472,716

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
United Mexican States, Bonds	6.500%	6/9/22	1,717,900	MXN	$130,672
United Mexican States, Bonds	10.000%	12/5/24	8,750,000	MXN	829,936
United Mexican States, Bonds	8.500%	11/18/38	179,400	MXN	15,708
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		151,931	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	1,840,000		1,905,320	(b)
United Mexican States, Senior Notes	4.000%	10/2/23	4,000		4,210
Total Mexico					5,510,493
Pakistan — 0.5%
Republic of Pakistan, Bonds	7.250%	4/15/19	1,780,000		1,848,975	(a)
Republic of Pakistan, Senior Bonds	6.875%	6/1/17	200,000		207,540	(c)
Total Pakistan					2,056,515
Panama — 0.0%
Republic of Panama, Senior Bonds	6.700%	1/26/36	1,000		1,273
Paraguay — 0.2%
Republic of Paraguay, Senior Notes	6.100%	8/11/44	660,000		706,200	(a)(b)
Peru — 1.3%
Republic of Peru, Bonds	6.550%	3/14/37	1,083,000		1,399,777
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		66,750
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,314,000		3,621,410
Republic of Peru, Senior Bonds	5.625%	11/18/50	39,000		45,825
Total Peru					5,133,762
Poland — 0.7%
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		1,008,085	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	1,582,000		1,788,325	(b)
Total Poland					2,796,410
Russia — 2.3%
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	1,000,000		958,110	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	4,476,597		4,913,066	(c)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	3,600,000		3,428,071	(a)(g)
Total Russia					9,299,247
Sri Lanka — 0.3%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	550,000		585,062	(a)
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	600,000		619,500	(a)
Total Sri Lanka					1,204,562
Turkey — 2.8%
Republic of Turkey, Notes	6.750%	5/30/40	602,000		754,005	(b)
Republic of Turkey, Notes	4.875%	4/16/43	500,000		505,500	(b)
Republic of Turkey, Senior Bonds	5.625%	3/30/21	270,000		301,050

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — continued
Republic of Turkey, Senior Bonds	5.750%	3/22/24	480,000	$541,920	(b)
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000	3,397,500	(b)
Republic of Turkey, Senior Notes	3.250%	3/23/23	6,000,000	5,721,900	(b)
Total Turkey				11,221,875
Ukraine — 0.1%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	263,000	204,864	(c)
Venezuela — 2.5%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	11,041,000	8,860,402	(c)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	136,800
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,608,000	869,928	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	160,000	89,920	(c)
Total Venezuela				9,957,050
Total Sovereign Bonds (Cost — $80,091,916)				79,410,303

			Shares
Common Stocks — 2.2%
Consumer Discretionary — 0.4%
Automobiles — 0.4%
Ford Motor Co.			90,989	1,431,257	(b)
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			46,209	0	*(d)(e)(k)
Total Consumer Discretionary				1,431,257
Financials — 1.2%
Banks — 1.2%
Citigroup Inc.			75,394	4,069,014	(b)
JPMorgan Chase & Co.			12,923	777,448	(b)
Total Banks				4,846,462
Real Estate Management & Development — 0.0%
Realogy Holdings Corp.			1,285	59,135	*
Total Financials				4,905,597
Health Care — 0.2%
Health Care Providers & Services — 0.2%
Physiotherapy Associates Holdings Inc.			8,500	705,500	*(d)(e)
Industrials — 0.4%
Marine — 0.4%
DeepOcean Group Holding AS			56,705	1,432,935	*(d)(e)
Horizon Lines Inc., Class A Shares			402,515	257,610	*(e)
Total Industrials				1,690,545

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security			Shares	Value
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			1,991,337	$59,305	*
Total Common Stocks (Cost — $8,850,011)				8,792,204

	Rate
Preferred Stocks — 1.1%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Rex Energy Corp.	6.000%		4,900	318,647
SandRidge Energy Inc.	8.500%		4,700	373,650
Total Energy				692,297
Financials — 0.9%
Capital Markets — 0.3%
State Street Corp.	5.900%		50,776	1,328,300	(i)
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%		90,029	2,380,367	(i)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		5,950	158,448	(i)
Total Financials				3,867,115
Total Preferred Stocks (Cost — $4,540,056)				4,559,412

		Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $82,925)		4/15/20	2,675	42,800
Total Investments — 128.8% (Cost — $504,001,356#)				511,455,708
Liabilities in Excess of Other Assets — (28.8)%				(114,479,201)
Total Net Assets — 100.0%				$396,976,507

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Global High Income Fund Inc.

(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(h)	The coupon payment on these securities is currently in default as of November 30, 2014.

(i)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(j)	Security has no maturity date. The date shown represents the next call date.

(k)	Value is less than $1.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

Summary of Investments by Country (unaudited)**
United States	48.6%
United Kingdom	6.1
Mexico	5.2
Brazil	4.3
Russia	3.3
Turkey	2.4
Luxembourg	2.4
France	2.2
Indonesia	2.1
Colombia	2.1
Germany	2.0
Venezuela	2.0
Italy	1.8
Spain	1.4
Peru	1.4
Chile	1.1
Australia	0.9
Ireland	0.9
Poland	0.7
South Africa	0.7
Argentina	0.6

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Summary of Investments by Country (unaudited)** continued
India	0.6%
China	0.6
Switzerland	0.5
Ivory Coast	0.4
Pakistan	0.4
Singapore	0.4
Norway	0.4
Croatia	0.4
Malaysia	0.3
Netherlands	0.3
Hungary	0.3
Lithuania	0.3
Belgium	0.3
United Arab Emirates	0.3
Sri Lanka	0.2
Hong Kong	0.2
Trinidad and Tobago	0.2
Canada	0.2
Kenya	0.2
Morocco	0.2
Ecuador	0.1
South Korea	0.1
Paraguay	0.1
Bahamas	0.1
Sweden	0.1
Ghana	0.1
Costa Rica	0.1
Gabon	0.1
Qatar	0.1
El Salvador	0.1
Portugal	0.1
Ukraine	0.0	‡
Greece	0.0	‡
Panama	0.0	‡
Cayman Islands	0.0	‡
	100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of November 30, 2014 and are subject to change.

‡	Represents less than 0.1%

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	27

Statement of assets and liabilities (unaudited)

November 30, 2014

Assets:
Investments, at value (Cost — $504,001,356)	$511,455,708
Foreign currency, at value (Cost — $730,890)	723,818
Cash	2,304,036
Interest and dividends receivable	9,459,617
Receivable for securities sold	1,700,484
Deposits with brokers for open futures contracts	795,008
Unrealized appreciation on forward foreign currency contracts	495,155
Deposits with brokers for centrally cleared swap contracts	1,820
Prepaid expenses	12,127
Other receivables	84,116
Total Assets	527,031,889

Liabilities:
Loan payable (Note 5)	100,000,000
Payable for open reverse repurchase agreements	27,839,996
Payable for securities purchased	1,415,506
Investment management fee payable	347,163
Payable to broker — variation margin on open futures contracts	167,500
Interest payable	105,259
Unrealized depreciation on forward foreign currency contracts	92,815
Directors’ fees payable	3,874
Accrued expenses	83,269
Total Liabilities	130,055,382
Total Net Assets	$396,976,507

Net Assets:
Par value ($0.001 par value; 31,053,250 shares issued and outstanding; 100,000,000 shares authorized) (Note 7)	$31,053
Paid-in capital in excess of par value	441,215,984
Undistributed net investment income	2,710,769
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(54,084,286)
Net unrealized appreciation on investments, futures contracts and foreign currencies	7,102,987
Total Net Assets	$396,976,507

Shares Outstanding	31,053,250

Net Asset Value	$12.78

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2014

Investment Income:
Interest	$18,481,515
Dividends	176,344
Total Investment Income	18,657,859

Expenses:
Investment management fee (Note 2)	2,299,947
Interest expense (Notes 3 and 5)	546,127
Audit and tax fees	37,397
Transfer agent fees	36,354
Legal fees	29,751
Directors’ fees	28,021
Shareholder reports	20,103
Custody fees	18,053
Stock exchange listing fees	12,444
Insurance	4,308
Commitment fees	2,695
Miscellaneous expenses	5,366
Total Expenses	3,040,566
Less: Fee waivers and/or expense reimbursements (Note 2)	(135,291)
Net Expenses	2,905,275
Net Investment Income	15,752,584

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,763,118
Futures contracts	(839,731)
Swap contracts	44,628
Foreign currency transactions	6,362,282
Net Realized Gain	7,330,297
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(28,680,411)
Futures contracts	(523,145)
Swap contracts	148,843
Foreign currencies	(1,133,363)
Change in Net Unrealized Appreciation (Depreciation)	(30,188,076)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(22,857,779)
Decrease in Net Assets from Operations	$(7,105,195)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	29

Statements of changes in net assets

For the Six Months Ended November 30, 2014 (unaudited) and the Year Ended May 31, 2014	November 30	May 31

Operations:
Net investment income	$15,752,584	$32,895,670
Net realized gain (loss)	7,330,297	(7,335,599)
Change in net unrealized appreciation (depreciation)	(30,188,076)	6,531,450
Increase (Decrease) in Net Assets From Operations	(7,105,195)	32,091,521

Distributions to Shareholders From (Note 1):
Net investment income	(17,933,252)	(35,866,503)
Decrease in Net Assets From Distributions to Shareholders	(17,933,252)	(35,866,503)
Decrease in Net Assets	(25,038,447)	(3,774,982)

Net Assets:
Beginning of period	422,014,954	425,789,936
End of period*	$396,976,507	$422,014,954
*Includesundistributed net investment income of:	$2,710,769	$4,891,437

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2014

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$(7,105,195)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(98,204,167)
Sales of portfolio securities	92,521,182
Payment-in-kind	(225,635)
Net amortization of premium (accretion of discount)	168,364
Decrease in receivable for securities sold	1,193,727
Decrease in interest and dividends receivable	114,910
Decrease in receivable from broker — variation margin on open futures contracts	59,008
Decrease in prepaid expenses	8,750
Decrease in deposits with brokers for open futures contracts	25,004
Decrease in deposits with brokers for centrally cleared swap contracts	744,488
Decrease in payable for securities purchased	(1,933,091)
Decrease in investment management fee payable	(27,365)
Decrease in Directors’ fees payable	(495)
Decrease in interest payable	(123,149)
Decrease in accrued expenses	(49,941)
Increase in payable to broker — variation margin on open futures contracts	167,500
Decrease in payable to broker — variation margin on open centrally cleared swap contracts	(18,981)
Net realized gain on investments	(1,763,118)
Change in unrealized depreciation of investments and forward foreign currency transactions	29,743,279
Net Cash Provided By Operating Activities*	15,295,075

Cash Flows From Financing Activities:
Distributions paid on common stock	$(17,933,252)
Increase in loan payable	10,000,000
Decrease in payable for reverse repurchase agreements	(4,599,753)
Net Cash Used in Financing Activities	(12,533,005)
Net Increase in Cash	2,762,070
Cash at Beginning of Period	265,784
Cash at End of Period	$3,027,854

*	Included in operating expenses is cash of $671,929 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	31

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2014[1,2]	2014[2]	2013[2]	2012	2011	2010

Net asset value, beginning of period	$13.59	$13.71	$12.80	$13.62	$12.08	$10.23

Income (loss) from operations:
Net investment income	0.51	1.06	1.11	1.19	1.19	1.06
Net realized and unrealized gain (loss)	(0.74)	(0.02)	0.96	(0.85)	1.47	1.83
Total income (loss) from operations	(0.23)	1.04	2.07	0.34	2.66	2.89

Less distributions from:
Net investment income	(0.58) [3]	(1.16)	(1.16)	(1.16)	(1.12)	(1.04)
Total distributions	(0.58)	(1.16)	(1.16)	(1.16)	(1.12)	(1.04)

Net asset value, end of period	$12.78	$13.59	$13.71	$12.80	$13.62	$12.08

Market price, end of period	$11.69	$12.91	$13.30	$12.85	$13.38	$10.73
Total return, based on NAV[4,5]	(1.77)%	8.12%	16.51%	2.81%	22.75%	28.83%
Total return, based on Market Price[6]	(5.13)%	6.59%	12.77%	5.32%	36.14%	33.89%

Net assets, end of period (000s)	$396,977	$422,015	$425,790	$395,093	$417,573	$369,751

Ratios to average net assets:
Gross expenses	1.47%[7]	1.53%	1.53%	1.56%	1.59%	1.74%
Net expenses[8,9]	1.40 [7]	1.46	1.47	1.50	1.53	1.72
Net investment income	7.62 [7]	7.98	8.08	9.26	9.03	8.96

Portfolio turnover rate	18%	40%	40%	33%	75%	85%[10]

Supplemental data:
Loans Outstanding, End of Period (000s)	$100,000	$90,000	$100,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	$496,977	$512,015	$525,790	$495,093	$517,572	$469,751
Asset Coverage for Loan Outstanding	497%	569%	526%	495%	518%	470%
Weighted Average Loan (000s)	$95,191	$99,863	$100,000	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	0.95%	0.96%	1.08%	1.10%	1.36%	1.36%

[1]	For the six months ended November 30, 2014 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 172% for the year ended May 31, 2010.

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$63,212,371	$988,056		$64,200,427
Materials	—	48,647,394	0	*	48,647,394
Other corporate bonds & notes	—	294,506,494	—		294,506,494
Asset-backed securities	—	1,444,187	—		1,444,187
Convertible bonds & notes	—	1,069,190	—		1,069,190
Senior loans:
Consumer discretionary	—	1,326,964	46,182		1,373,146
Other senior loans	—	7,410,151	—		7,410,151
Sovereign bonds	—	79,410,303	—		79,410,303
Common stocks:
Consumer discretionary	$1,431,257	—	0	*	1,431,257
Health care	—	—	705,500		705,500
Industrials	257,610	—	1,432,935		1,690,545
Other common stocks	4,964,902	—	—		4,964,902
Preferred stocks	4,240,765	318,647	—		4,559,412
Warrants	—	42,800	—		42,800
Total investments	$10,894,534	$497,388,501	$3,172,673		$511,455,708
Other financial instruments:
Forward foreign currency contracts	—	$495,155	—		$495,155
Total	$10,894,534	$497,883,658	$3,172,673		$511,950,863

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$688,093	—	—		$688,093
Forward foreign currency contracts	—	$92,815	—		92,815
Total	$688,093	$92,815	—		$780,908

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase

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Notes to financial statements (unaudited) (cont’d)

agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

36	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended November 30, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event

38	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

40	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $92,815. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 31, 2015, which reduced the annual rate of that fee to 0.80%.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation

42	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

During the periods in which the Fund utilizes financial leverage, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended November 30, 2014, fees waived and/or expenses reimbursed amounted to $135,291.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$98,204,167
Sales	92,521,182

At November 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$29,010,999
Gross unrealized depreciation	(21,556,647)
Net unrealized appreciation	$7,454,352

Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$31,817,439	0.59%	$34,166,687

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.30% to 0.90% during the six months ended November 30, 2014. Interest expense incurred on reverse repurchase agreements totaled $94,901.

At November 30, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Barclays Capital Inc.	0.65%	9/25/2014	12/23/2014	$24,857,092
Deutsche Bank Securities Inc.	0.40%	6/27/2013	TBD*	2,982,904
				$27,839,996

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

On November 30, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $29,921,608.

At November 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	13	12/14	$1,540,208	$1,562,640	$(22,432)
U.S. Treasury 5-Year Notes	328	3/15	38,946,801	39,193,438	(246,637)
U.S. Treasury 10-Year Notes	315	3/15	39,600,742	40,019,766	(419,024)
Net unrealized depreciation on open futures contracts					$(688,093)

At November 30, 2014 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,332,909	BRL	3,350,000	Citibank N.A.	12/15/14	$35,907
USD	3,087,860	BRL	7,623,000	Citibank N.A.	12/15/14	136,502
EUR	2,400,000	USD	3,008,081	Barclays Bank PLC	2/13/15	(22,255)
EUR	700,000	USD	874,420	Citibank N.A.	2/13/15	(3,554)
EUR	1,000,000	USD	1,248,019	Citibank N.A.	2/13/15	(3,925)
USD	20,011,787	EUR	15,988,976	Citibank N.A.	2/13/15	119,997
USD	515,339	PLN	1,746,895	Citibank N.A.	2/13/15	(2,114)
USD	5,001,730	EUR	4,000,753	Credit Suisse	2/13/15	24,416
USD	1,999,344	GBP	1,258,661	Credit Suisse	2/13/15	34,309
MXN	52,397,085	USD	3,810,836	Morgan Stanley & Co.	2/13/15	(60,967)
EUR	150,000	USD	186,138	UBS AG	2/13/15	476
USD	30,473,369	EUR	24,413,617	UBS AG	2/13/15	100,534
USD	2,401,809	GBP	1,510,876	UBS AG	2/13/15	43,014
Total						$402,340

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
PLN	— Polish Zloty
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$495,155

44	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$688,093	—	$688,093
Forward foreign currency contracts	—	$92,815	92,815
Total	$688,093	$92,815	$780,908

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(839,731)	—	—	$(839,731)
Swap contracts	—	—	$44,628	44,628
Forward foreign currency contracts[1]	—	$6,580,427	—	6,580,427
Total	$(839,731)	$6,580,427	$44,628	$5,785,324

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(523,145)	—	—	$(523,145)
Swap contracts	—	—	$148,843	148,843
Forward foreign currency contracts[1]	—	$(1,062,868)	—	(1,062,868)
Total	$(523,145)	$(1,062,868)	$148,843	$(1,437,170)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended November 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$84,058,545
Forward foreign currency contracts (to buy)	9,773,932
Forward foreign currency contracts (to sell)	71,595,131

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

Average Notional Balance
Credit default swap contracts (to buy protection)†	$6,674,014

†	At November 30, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$495,155	—	$495,155

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$167,500	$(167,500)	—
Forward foreign currency contracts	92,815	—	$92,815
Total	$260,315	$(167,500)	$92,815

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Co. that allows the Fund to borrow up to an aggregate amount of $100,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State Street Bank and Trust Co. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended November 30, 2014 was $451,226. For the six months ended November 30, 2014, the Fund incurred commitment fees of $2,695. At November 30, 2014, the Fund had

46	Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report

$100,000,000 of borrowings outstanding per this credit agreement. For the six months ended November 30, 2014, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $95,191,257 and the weighted average interest rate was 0.95%.

6. Distributions subsequent to November 30, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/19/14	12/26/14	$0.09625
1/23/15	1/30/15	$0.09625
2/20/15	2/27/15	$0.09625

7. Capital shares

On October 22, 2003, the Fund‘s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

8. Capital loss carryforward

As of May 31, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2018	$(56,068,380)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $3,450,859, which have no expiration date, must be used first to offset any such gains.

Western Asset Global High Income Fund Inc. 2014 Semi-Annual Report	47

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2014, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

48	Western Asset Global High Income Fund Inc.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

Western Asset Global High Income Fund Inc.	49

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

the reputation and the particular investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked in the fourth quintile among the funds in the Performance Universe for each of the 1- and 10-year periods ended June 30, 2014. The Lipper Performance Information further showed that the Fund’s performance was ranked in the fifth quintile among the funds in the Performance Universe for the 3- and 5-year periods ended June 30, 2014. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance was worse than the Performance Universe median for each of the 1-, 3-, 5- and 10-year periods. The Board considered the Manager’s explanation of the Fund’s underperformance relative to the Performance Universe. Among other things, the Fund’s large allocation to emerging market debt in those periods relative to other Performance Universe funds and its underweights to financials and technology in the 1-year period detracted from its performance. The Manager noted, and the Board also considered, the Fund’s performance in absolute terms and relative to its benchmark. The Manager regarded the Fund’s performance as “solid” for the 1- and 3-year periods notwithstanding the Fund’s underperformance relative to the Performance Universe. On a net asset value basis, the Fund outperformed its benchmark for the 1-, 3-, 5- and 10-year periods ended June 30, 2014.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including its strong performance relative to its benchmark, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

50	Western Asset Global High Income Fund Inc.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that a voluntary Management Fee waiver initially implemented in 2010 would expire December 31, 2014. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and fifteen other leveraged high yield closed-end funds, as classified by Lipper. The sixteen funds in the Expense Group had net common share assets ranging from $140.0 million to $699.6 million. Five of the Expense Group funds were larger than the Fund and ten were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s contractual Management Fee was ranked ninth among the funds in the Expense Group (first being lowest and, therefore, best in these expense component rankings) and was worse (i.e., higher) than the Expense Group median for that expense component. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked eighth among the funds in the Expense Group compared on a common share assets only basis and was ranked ninth among the funds in the Expense Group on the basis of common share and leveraged assets and in each case was worse than the Expense Group median for that expense component. The Fund’s actual total expenses ranked fourth among the funds in the Expense Group compared on a common share assets only basis and ranked fifth compared on the basis of common share and leveraged assets and in each case were better than the Expense Group median for that expense component. The Board considered that the small size of the Expense Group made meaningful expense comparisons difficult. The Board noted that the Fund’s expenses were reduced by a voluntary Management Fee waiver (the “Voluntary Management Fee Waiver”) that was initially implemented in 2010 but will expire December 31, 2014.

Western Asset Global High Income Fund Inc.	51

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above, including the changes in the Fund’s portfolio management team, into consideration and subject to concerns discussed below regarding the profitability to the Manager in providing services to the Fund, the Board determined that the Management Fee and the Sub-Advisory Fees reflected the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2014 and March 31, 2013. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The

52	Western Asset Global High Income Fund Inc.

profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 5 percent during the period covered by the analysis but remained at a level that was not considered to be excessive by the Board in light of the Manager’s explanation in support of the profitability level, judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers. However, the Board noted that the Voluntary Management Fee Waiver had reduced the Fund’s profitability level to the Manager and its affiliates during the period covered by the analysis but will expire December 31, 2014. Consequently, the Fund’s profitability level could increase for future periods.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Global High Income Fund Inc.	53

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on September 26, 2014, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Voted For	Votes Withheld
Carol L. Colman	27,278,808	539,980
Daniel P. Cronin	27,286,554	532,234
Paolo M. Cucchi	27,237,952	580,836

At November 30, 2014, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Kenneth D. Fuller

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

54	Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151. Such

Western Asset Global High Income Fund Inc.	55

Dividend reinvestment plan (unaudited) (cont’d)

withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

56	Western Asset Global High Income Fund Inc.

Western Asset

Global High Income Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention

Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EHI

*	Effective January 1, 2015, Mr. Agdern became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX010654 1/15 SR15-2399

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTNG POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 26, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 26, 2015